                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-90932, 333-3132, and 333-51753 on Form S-8 of our report dated March 23,
2000, appearing in the Annual Report on Form 10-K/A of Contour Energy Co. for the year ended December 31, 1999.




DELOITTE & TOUCHE LLP

Houston, Texas

April 28, 2000